PRESS RELEASE
                                       OF
                           IMMTECH INTERNATIONAL, INC.
                           ---------------------------


                 IMMTECH INTERNATIONAL, INC., SECURES FINANCING


            VERNON HILLS, IL, DECEMBER 8, 2000 -- Immtech International, Inc., (NASDAQ NMS: IMMT) ("Immtech") announced today that it has completed private placements for the sale, in the aggregate, of 584,250 restricted shares of its common stock for gross proceeds of $4,674,000. The Shares were sold only to certain accredited investors in the United States in reliance on Regulation D under the Securities Act of 1933, as amended (the "Securities Act") and to certain non-U.S. persons in reliance on Regulation S under the Securities Act. Immtech intends to use the proceeds of the offerings for the development, testing and commercialization of pharmaceutical products and for general working capital purposes.

            The Shares sold under Regulation D have not been registered under the Securities Act or any state securities laws and may not be transferred except pursuant to an exemption from the Securities Act, or in a transaction not subject to the registration requirements of the Securities Act and applicable state securities laws. The Shares sold under Regulation S have also not been registered under the Securities Act or any state securities laws and may not be transferred except in compliance with Regulation S. Immtech is required to file a registration statement for the Shares with the Securities and Exchange Commission no later than forty-five days from closing, for the purpose of permitting such Shares to be sold to the public within six months after such filing.

            Immtech is a biopharmaceutical company focused on the discovery and commercialization of drugs for the treatment of fungal and other infectious diseases (including tuberculosis, pneumonia and diarrhea) and for the treatment of cancer. Immtech has rights to an anti-microbial pharmaceutical class of compounds from which it is possible that many drugs may be developed. These compounds are designed in a manner which is intended to kill the infectious organisms that cause fungal, parasitic, protozoan, bacterial and viral diseases by preventing such organisms from obtaining certain life-sustaining enzymes. Immtech has one drug presently in human clinical trials which is targeted against (a) Pnuemocystis carinii pneumonia, an opportunistic fungal lung infection which may be fatal in immune-suppressed patients (such as those with cancer, organ transplants, or HIV), and (b) Trypanosomiasis, also known as African Sleeping Sickness, an infectious parasitic disease which is usually fatal without treatment and which was recently reported by the World Health Organization as a disease in epidemic proportions in parts of Africa. For further information, please visit Immtech's web site at www.immtech-international.com.

            This press release contains forward-looking statements that express the beliefs and expectations of Immtech's management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause Immtech's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. The foward-looking statements contained within this release, in any oral statements made by representatives of Immtech, and in Immtech's reports on Forms 10-QSB and 10-KSB are identified by words such as "believes," "anticipates," "expects," "intends," "may" and other similar expressions. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. Immtech disclaims any obligation to publicly release the results of any revisions to these forward-looking statements which may be made to reflect events or circumstances occurring subsequent to this news release, or otherwise to revise or update any oral or written forward-looking statements that may be made from time to time on behalf of Immtech. Readers are urged to carefully review and consider the various disclosures made by Immtech in its filings with the SEC, including its Quarterly Reports on Form 10-QSB and its Annual Report on Form 10-KSB for the year ended March 31, 2000, that attempt to advise interested parties of certain risks, uncertainties and other factors that may affect Immtech's business. These risks include, but may not be limited to, (a) difficulties or delays in the development, testing, regulatory approval, production or marketing of any of Immtech's drug candidates, (b) the failure to attract or retain qualified scientific or management personnel, (c) any unexpected adverse side effects or inadequate therapeutic efficacy of any of Immtech's drug candidates which may slow or prevent further product development efforts, (d) competition within Immtech's anticipated product markets, (e) the uncertainty of product development in the pharmaceutical industry, (f) the inability to obtain sufficient funds through future grants, collaborative arrangements, equity or debt financings, or other sources to continue Immtech's business, (g) Immtech's reliance or dependence on corporate partners or third parties with respect to research and development funding, regulatory filings, and manufacturing and marketing expertise, and its inexperience in manufacturing and lack of internal manufacturing capabilities and sales and marketing capabilities, (h) the risk that patents and confidentiality agreements may not adequately protect Immtech's intellectual property or trade secrets, and (i) potential unavailability or inadequacy of medical insurance or other third-party funds with which potential customers might pay for the purchase of Immtech's future products.